                                                                   EXHIBIT 99.16

DEBTOR: AMCV HOLDINGS, INC.                        CASE NUMBER: 01-10973 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that AMCV Holdings, Inc. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.




 /s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting